Exhibit 4.2

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO

AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM UNDER THE SECURITIES ACT.

Warrant No. 0306

AMENDMENT NO. 1 TO

WARRANT TO PURCHASE SHARES OF COMMON STOCK OF

ORAGENICS, INC.

THIS CERTIFIES that, the original warrant dated March 6, 2006 issued to Canaccord Capital Corporation ITF Richard Hendricks and/or Colleen Ostlund, is hereby amended by Oragenics, Inc. a Florida Corporation (the “Corporation”) as follows:

Paragraph 1 is amended to change the exercise price from $0.60 to $0.44. The form of Notice of Exercise is further amended and restated to reflect this amendment.

All other terms and conditions shall remain the same.

IN WITNESS WHEREOF, the Corporation has caused this Amendment No. 1 to the Warrant to be executed by its duly authorized officers under its seal, this 11th day of January, 2008.

ORAGENICS, INC.

By:	/s/ Ronald P. Evens
Name:	Ronald P. Evens
Title:	CEO and President

NOTICE OF EXERCISE

TO: ORAGENICS, INC.

The undersigned is the Holder of Warrant No. 0306 as amended by amendment No. 1 (the “Warrant”) issued by Oragenics, Inc., a Florida Corporation (the “Company”). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

The Warrant is currently exercisable to purchase a total of              Warrant Shares.

The undersigned hereby exercises its right to purchase              Warrant Shares pursuant to the Warrant and delivers herewith the original Warrant certificate in accordance with the terms of the Warrant and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 2(c) of the Warrant, to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 2(c) of the Warrant.

The undersigned hereby requests that the Company issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following:

Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

Name of Holder:

Signature of Authorized Signatory of

Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:
Telephone Number and E-Mail Address of Authorized

Signatory:

Date:

(Signature must conform in all respect to the name of Holder as specified on the face of the Warrant.)

ASSIGNMENT FORM

(TO ASSIGN THE FOREGOING WARRANT, EXECUTE THIS FORM AND SUPPLY REQUIRED INFORMATION. DO NOT USE THIS FORM TO EXERCISE THE WARRANT.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby sold, assigned and transferred to                                                               whose address is                                                                                                                                , and                                          is hereby appointed attorney to transfer said rights on the books of Oragenics, Inc., with full power of substitution in the premises.

Dated:

Holder’s
Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.